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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) APRIL 11, 2002


                          ALEXION PHARMACEUTICALS, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                 0-27756                 13-3648318
  ----------------------------    -----------             -------------
  (State or Other Jurisdiction    (Commission             (IRS Employer
        of Incorporation)         File Number)            Identification
                                      No.)


                352 KNOTTER DRIVE CHESHIRE, CT             06410
            ------------------------------------          --------
           (Address of Principal Executive Offices)      (Zip Code)


      Registrant's telephone number, including area code: (203) 272-2596
                                                          --------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

      Alexion Pharmaceuticals, Inc. has adopted a policy allowing directors and officers of the Company to effect sales of the Company's securities under SEC Rule 10b5-1. Under this rule, directors and officers may adopt a prearranged contract, instructions, or written plan arranging for the sale of Company securities on specified conditions and times.

      Three of the Company's officers have entered into 10b5-1 plans. Each of these plans provides that sales may occur only if the Company's common stock is trading above certain designated prices on NASDAQ, which designated prices are in all events higher than the price at which the Company's common stock closed trading as of the date this Form 8-K has been signed on behalf of the Company.

      Dr. Leonard Bell, Chief Executive Officer and a Director of the Company, has adopted a plan to sell up to 25,000 shares of Alexion common stock over time, under certain conditions. These shares represent less than 3% of the shares and options to purchase shares of Alexion common stock held by Dr. Bell. Dr. Bell intends to use the proceeds of these sales primarily to pay taxes incurred by him in connection with his exercise of expiring options to purchase Alexion common stock earlier this year. In addition, David W. Keiser, President, Chief Operating Officer and a Director of the Company, and Stephen P. Squinto, Executive Vice President and Head of Research of the Company, have adopted 10b5-1 plans to sell shares of Alexion common stock.

      Each of these plans was entered into between the named officer and Mellon Financial Corporation on April 11, 2002.

      We expect that these and other directors and officers of the Company will adopt additional 10b5-1 plans in the future. These persons and other officers and directors may engage in other transactions in Company securities outside the use of Rule 10b5-1 plans. The Company is electing to report these 10b5-1 plans on Form 8-K as they are the first 10b5-1 plans adopted by any Alexion director or officer. Except as may become required by applicable law, the Company does not undertake to report modifications, terminations or other activities under these plans, nor the establishment of future 10b5-1 plans by these or other Alexion directors or officers.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ALEXION PHARMACEUTICALS, INC.


Date: June 3, 2002            By: /s/ Leonard Bell, M.D.
                                  ------------------------------------------
                                  Name:  Leonard Bell, M.D.
                                  Title: Chief Executive Officer, Secretary and
                                         Treasurer